UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

Tilray, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 1602 New York, NY	10151
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (519) 322-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Reports on Forms 8-K and 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2021, by Tilray, Inc., a Delaware corporation (“Tilray”), Tilray consummated a plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”) with Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), on April 30, 2021.  For accounting purposes, the Arrangement was treated as a reverse acquisition, and Aphria was considered the accounting acquirer. Accordingly, following the consummation of the Arrangement, the historical financial statements of Aphria became the historical financial statements of Tilray.

Prior to the completion of the Arrangement, PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm of Aphria, and Deloitte LLP (“Deloitte”) served as the independent registered public accounting firm of Tilray.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On May 21, 2021, the board of directors of Tilray (the “Board”) approved the dismissal of Deloitte as Tilray’s independent registered public accounting firm, and on the same day, Tilray dismissed Deloitte as its independent registered public accounting firm.

Deloitte’s audit report on Tilray’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the interim period from January 1, 2021 through May 21, 2021, and the fiscal years ended December 31, 2020 and 2019, there were no disagreements between Tilray and Deloitte on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreements in its report on Tilray’s financial statements for such periods.

During the interim period from January 1, 2021 through May 21, 2021, and the fiscal years ended December 31, 2020 and 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act on 1934, as amended), except as noted below.

Fiscal 2020

As disclosed in Item 9A of Tilray’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 19, 2021 (as amended on April 28, 2021), Deloitte expressed an adverse opinion on Tilray’s internal control over financial reporting as of December 31, 2020, due to material weaknesses relating to: (i) ineffective controls over the review procedures for balance sheet account reconciliations and manual journal entries; (ii) ineffective controls over the completeness and accuracy of key spreadsheets and reports used in the measurement and valuation of inventory; and (iii) lack of evidence of review procedures and lack of sufficient segregation of duties within the accounting function for the Portugal and Manitoba Harvest business units.

Fiscal 2019

As disclosed in Item 9A of Tilray’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020 (as amended on April 29, 2020), Deloitte expressed an adverse opinion on Tilray’s internal control over financial reporting as of December 31, 2019, due to material weaknesses relating to (i) appropriate organizational structure, reporting lines, and authority and responsibilities in pursuit of objectives; (ii) Tilray’s commitment to attract, develop, and retain competent individuals; (iii) holding individuals accountable for their internal control related responsibilities; (iv) selecting and developing control activities that contribute to the mitigation of risks to the achievement of objectives to acceptable levels; and (v) deploying control activities through policies that establish what is expected and procedures that put policies into action.

The subject matter of these reportable events was discussed by the audit committee of the Board (the “Audit Committee”) with Deloitte. Tilray has authorized Deloitte to respond fully to the inquiries of Tilray’s newly appointed independent registered public accounting firm concerning the subject matter of the reportable events described above.

Tilray provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish Tilray with a letter addressed to the SEC stating whether it agrees with the statements made by Tilray set forth above. A copy of Deloitte’s letter dated May 21, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On May 21, 2021, the Board, acting upon recommendation of the Audit Committee, approved the engagement of PwC, effective as of May 21, 2021, as Tilray’s independent registered public accounting firm for the fiscal year ended May 31, 2021 to audit Tilray’s financial statements.

During the interim period from June 1, 2020 through May 21, 2021, and the fiscal years ended May 31, 2020 and 2019, neither Tilray nor anyone on its behalf consulted with PwC, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Tilray’s financial statements, and neither a written report nor oral advice was provided to Tilray that PwC concluded was an important factor considered by Tilray in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter from Deloitte LLP to the SEC dated May 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILRAY, INC.

Date: May 21, 2021	By:	s/ Carl A. Merton
Carl A. Merton
Chief Financial Officer